Mobilepro Corp. and Subsidiaries
Introduction to Unaudited Pro Forma Condensed
Consolidated Financial Statements

On July 30, 2004, Mobilepro Corp’s. (“Mobilepro”) subsidiary Affinity Acquisition, Corp. (“Affinity”) entered into a Purchase Agreement with C.L.Y.K., Inc. (“Telecom”). Under the purchase agreement, Affinity, a wholly owned subsidiary of Mobilepro acquired Telecom for $3,440,000. Upon the completion of the acquisition, Telecom was consolidated with Affinity and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Telecom’s operations included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro and Affinity and DFW which includes Telecom, Ticon, Crescent (acquired June 21, 2004) and Clover (acquired subsequent to June 30, 2004 in July 2004) at June 30, 2004 (June 21, 2004 for Crescent).

The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2004 (six months for Telecom, Ticon and Clover and from January 1, 2004 through June 21, 2004 for Crescent) reflect the combined results of Mobilepro and Affinity and DFW as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and Telecom, Ticon, Crescent and Clover are a calendar year end of December 31st, therefore for Ticon, Crescent and Clover the annual December 31, 2003 numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	NOTE		ADJUSTMENTS	PROFORMA
ASSETS

CURRENT ASSETS:
Cash	$1,871,839	$486,282	$—	$3,971	$490,253	$131,342	(a	)	$(650,000)	$853,434
							(b	)	(900,000)
							(c	)	(750,000)
							(d	)	(1,340,000)
							(e	)	2,000,000
Accounts receivable, net	786,636	77,776	192,729	13,649	284,154	682,396			—	1,753,186
Other current assets	301,075	17,861	—	2,854	20,715	25,673			—	347,463

TOTAL CURRENT ASSETS	2,959,550	581,919	192,729	20,474	795,122	839,411			(1,640,000)	2,954,083

Fixed assets, net	618,430	174,375	238,995	299,033	712,403	98,020			—	1,428,853

Other assets	2,837	—	—	—	—	—			—	2,837
Deferred financing fees, net	1,686,667	—	—	—	—	—			—	1,686,667
Intangible assets, net	4,956,940	—	200,346	—	200,346	—	(a	)	933,704	11,683,090
							(b	)	614,029
							(c	)	1,723,085
							(d	)	3,254,986

TOTAL ASSETS	$10,224,424	$756,294	$632,070	$319,507	$1,707,871	$937,431			$4,885,804	$17,755,530

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Notes payable, current portion	$926,772	$—	$—	$—	$—	$—	(a	)	$600,000	$3,026,772
							(b	)	200,000
							(c	)	250,000
							(d	)	1,050,000
Deferred revenue	448,139	214,287	146,099	953,878	1,314,264	—			—	1,762,403
Equity line of credit	3,000,000	—	—	—	—	—	(e	)	2,000,000	5,000,000
Accounts payable and accrued expenses	933,061	225,711	—	88,714	314,425	272,417			—	1,519,903

TOTAL CURRENT LIABILITIES	5,307,972	439,998	146,099	1,042,592	1,628,689	272,417			4,100,000	11,309,078

Note payable, net of current portion	496,340	—	—	—	—	480,000			—	976,340

TOTAL LIABILITIES	5,804,312	439,998	146,099	1,042,592	1,628,689	752,417			4,100,000	12,285,418

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0 and $.001 par value,
5,000,000, 0, 0, 0, 0 and 5,000,000 shares authorized, and
35,425, 0, 0, 0, 0 and 35,425 shares issued and outstanding	35	—	—	—	—	—			—	35

Common stock, $.001, $0 and $.001 par value,
600,000,000, 500, 0, 9,000, 60,000 and 600,000,000 shares authorized, and
255,914,196, 331, 0, 2,222, 60,000 and 260,914,196 shares issued and
outstanding	255,914	84,000	—	10,000	94,000	5,000	(a	)	(84,000)	260,914
							(c	)	(10,000)
							(c	)	(5,000)
							(d	)	5,000
Treasury stock	—	(6,000)	—	—	(6,000)	—	(a	)	6,000	—
Additional paid in capital	20,758,430	—	—	—	—		(d	)	1,045,000	21,803,430
Accumulated earnings (deficit)	(16,594,267)	238,296	485,971	(733,085)	(8,818)	180,014	(a	)	(238,296)	(16,594,267)
							(b	)	(485,971)
							(c	)	733,085
							(d	)	(180,014)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	4,420,112	316,296	485,971	(723,085)	79,182	185,014			785,804	5,470,112

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$10,224,424	$756,294	$632,070	$319,507	$1,707,871	$937,431			$4,885,804	$17,755,530

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE / SIX MONTHS ENDED JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	NOTE		ADJUSTMENTS	PROFORMA

REVENUES	$1,170,164	$662,746	$847,551	$1,038,517	$2,548,814	$2,070,807			$—	$5,789,785

COST OF SALES	357,939	335,018	680,830	425,106	1,440,954	895,057			—	2,693,950

GROSS PROFIT	812,225	327,728	166,721	613,411	1,107,860	1,175,750			—	3,095,835

OPERATING EXPENSES:
Professional fees and compensation	910,051	—		—	—				—	910,051
Rent and property costs	27,409	—		—	—				—	27,409
Advertising and marketing	55,378	—		—	—				—	55,378
Research and development	324	—		—	—				—	324
Travel and meals expenses	32,974	—		—	—				—	32,974
General and administrative expenses	201,118	303,178	603,022	602,557	1,508,757	895,535			—	2,605,410
Depreciation and amortization	113,277	28,320	54,373	96,440	179,133	53,130			—	345,540

TOTAL OPERATING EXPENSES	1,340,531	331,498	657,395	698,997	1,687,890	948,665			—	3,977,086

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(528,306)	(3,770)	(490,674)	(85,586)	(580,030)	227,085			—	(881,251)

OTHER INCOME (LOSS)	(229,133)	8,255	(20,326)	(41,506)	(53,577)	(12,000)			—	(294,710)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(757,439)	4,485	(511,000)	(127,092)	(633,607)	215,085			—	(1,175,961)

PROVISION FOR INCOME TAXES	—	—	—	—	—	—	(f	)	—	—

NET INCOME (LOSS)	$(757,439)	$4,485	$(511,000)	$(127,092)	$(633,607)	$215,085			$—	$(1,175,961)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.00)	N/A	N/A		N/A	N/A				$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING	232,277,996	N/A	N/A		N/A	N/A				237,277,996

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	NOTE		ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$2,099,265	$5,487,603	$2,344,635			$—	$8,143,593

COST OF SALES	117,349	588,661	1,359,690	908,377	2,856,728	912,414			—	3,886,491

GROSS PROFIT	194,006	945,388	494,599	1,190,888	2,630,875	1,432,221			—	4,257,102

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	—		—	—				—	1,577,782
Rent and property costs	105,142	—		—	—				—	105,142
Advertising and marketing	36,995	—		—	—				—	36,995
Research and development	1,620	—		—	—				—	1,620
Travel and meals expenses	48,020	—		—	—				—	48,020
General and administrative expenses	186,599	779,752	1,805,626	1,052,164	3,637,542	1,387,734			—	5,211,875
Depreciation and amortization	21,000	93,684	114,000	214,709	422,393	72,693			—	516,086

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	1,266,873	4,059,935	1,460,427			—	7,497,520

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(75,985)	(1,429,060)	(28,206)			—	(3,240,418)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(10,322)	(17,502)	(10,000)			—	(402,194)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(86,307)	(1,446,562)	(38,206)			—	(3,642,612)

PROVISION FOR INCOME TAXES	—	—	—	—	—		(f	)	—	—

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(86,307)	$(1,446,562)	$(38,206)			$—	$(3,642,612)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A		N/A	N/A				$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A		N/A	N/A				116,591,658

See notes to proforma financial statements.

Mobilepro Corp. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at June 30, 2004 (June 21, 2004 for Crescent) and the unaudited pro forma condensed consolidated statements of operations for the three months/six months ended and for the year ended March 31, 2004 / December 31, 2003, to reflect the proposed combination of Mobilepro Corp. and Affinity Acquisition Corp. and DFW Internet Services, Inc., which includes Ticon, Crescent and Clover.

(a)	To record the purchase for DFW Internet Services, which occurred July 2004 for Clover.
(b)	To record the purchase of assets for DFW Internet Services, which occurred June 21, 2004 for Crescent.
(c)	To record the purchase for DFW Internet Services, which occurred July 2004 for Ticon.
(d)	To record the purchase for Affinity Acquisition Corp. which occurred July 30, 2004 for Telecom.
(e)	To take effect for the draw down on the equity line of credit to cover the acquisition of Affinity.
(f)	There is no income tax provision for 2004 due to the carryover of the net operating losses.
Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:
Three Months Ended June 30, 2004
Mobilepro’s. weighted average shares outstanding
Before acquisition	232,277,996

Shares issued in acquisition of Affinity Acquisition Corp	5,000,000

Mobilepro’s weighted average shares outstanding
After acquisition	237,277,996